UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2021

Date of reporting period:	June 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 21

Message from the Trustees

July 14, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The fund is not intended to outperform stocks and bonds during strong market rallies.

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Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. Effective September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% MSCI World Index (ND) and 40% FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised as follows: 50% MSCI World Index (ND), 40% Bloomberg Barclays Global Aggregate Bond Index, and 10% S&P GSCI.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Dynamic Risk Allocation Fund

How did markets perform during the period?

Global financial markets ended the period mostly higher. Key equity market indexes advanced, driven by progress on Covid-19 vaccinations, stimulus packages, loose monetary policy, and signs of economic recovery. Market momentum was periodically disrupted by concerns over a rising number of new Covid-19 variants, a global sell-off of technology stocks, and delays in the vaccine supply chain. For the 12-month reporting period, the S&P 500 Index — a broad measure of U.S. stock performance — rallied 40.32%. International stocks, as measured by the MSCI EAFE Index [ND], posted a return of 38.85% for the period.

We expect the U.S. economic recovery to support a stronger global comeback. President Biden’s $1.9 trillion pandemic relief package has added tailwinds to the U.S. economy, boosted by vaccine rollouts, in our view. The Federal Reserve has kept interest rates at record lows, and the European Central Bank has also pledged to hold rates at historic lows and up its bond-buying program. The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade [IG] corporate bonds, fell 0.40% for the period. The yield on the

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

benchmark 10-year U.S. Treasury note rose to 1.58% at the end of May 2021 from 0.66% at the beginning of the reporting period.

How did the fund perform in this environment?

For the 12-month reporting period, Putnam Dynamic Risk Allocation Fund’s class A shares rose 7.51%. The fund underperformed the custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which gained 24.23%.

What strategies helped and what detracted in the fund’s relative performance during this period?

Exposure to global equity markets was the primary driver of performance over the period. However, the fund lagged its custom benchmark due to a smaller allocation to equities.

Our dynamic allocation decisions added value to the portfolio. A tactical long position to commodity risk, implemented at the beginning of 2021, provided the largest boost to performance. Commodity markets have experienced recent gains due to the reopening of economies and easy monetary and fiscal policies. Positioning to equity risk also aided results. We began the period with a slightly underweight position relative to the policy portfolio. This weakened performance as equities rallied through the summer months of 2020 due to substantial U.S. stimulus and positive developments toward a Covid-19 vaccine. At the beginning of the third quarter of 2020, we moved our equity position to modestly overweight, and the position ranged from modestly overweight to overweight for the rest of the period. This more than offset earlier equity dynamic allocation losses, as major indexes soared to new highs driven by the election of President Biden, distribution of Covid-19

6 Dynamic Risk Allocation Fund

vaccines, and further fiscal stimulus. Positioning to interest-rate risk and credit risk was slightly additive over the year.

Active implementation decisions detracted from the fund’s relative performance over the period. Domestic equity selection weighed on the portfolio, specifically a strategy that targets U.S. low-beta (low-volatility) stocks. Selection within emerging-market equities and high-yield bonds weakened results. Our opportunistic fixed income and quantitative international equity strategies added to performance, helping to mitigate losses. Global macro positions also aided performance.

What is your outlook for the remainder of 2021?

Widespread vaccine distribution continues to aid the global economic recovery and a return to normal life. We are encouraged by the current tailwinds for financial assets, including an increase in consumer spending due to the economic reopening, the impact of U.S. stimulus, and dovish rhetoric on interest rates

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

from the Federal Reserve. Still, we anticipate some volatility in the months ahead as investors weigh the continued rollout of vaccines and the pace of reopening, with its implications for inflation and higher interest rates.

Given the current environment, we are bullish on equities in the second half of 2021 until the Fed is close to signaling a taper of its asset purchase program. The combination of pent-up demand and the Fed’s easy monetary policy makes a compelling case for equities, in our view. In fixed income, our outlook on credit is modestly bullish. Banks have begun easing credit conditions for large corporate commercial and industrial loans, and average total leverage for new high yield issues is back to the low levels seen in 2013.

Our view with regard to interest-rate risk is slightly bearish, as we believe risks are skewed to higher yields. This is based on expectations for continued economic momentum and the potential for an overreaction to some temporary inflation spikes. Upward pressure on yields could extend into the summer as an eventual taper and change in Federal Reserve policy slowly approaches. Against this backdrop, we continue to have conviction in our investment strategies based on their long-term results.

How did the fund use derivatives?

The fund used purchase and written options to hedge duration and convexity, against changes in values of securities it owns, owned, or expects to own and hedge prepayment risk. They were also used to isolate prepayment risk, to gain exposure to interest rates, to generate additional income, to enhance returns on securities owned, to gain exposure to securities, and to manage downside risks. The fund used futures to manage exposure to market risk, to hedge prepayment and interest-rate risks, to gain exposure to interest rates, and to equitize cash. Forward currency contracts were used to hedge foreign exchange risk and to gain exposure to currencies.

Total return swaps were used to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, and to gain exposure to a basket of securities. They were also used to gain exposure to specific markets or countries and

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

to specific sectors or industries, and to generate additional income. Credit default swaps were used to hedge credit and market risks, and to gain exposure to individual names and/or gain baskets of securities.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	38.88%	3.44%	18.62%	3.47%	–0.18%	–0.06%	7.51%
After sales charge	30.90	2.81	11.80	2.26	–5.92	–2.01	1.33
Class B (9/19/11)
Before CDSC	30.73	2.80	14.28	2.71	–2.37	–0.80	6.65
After CDSC	30.73	2.80	12.28	2.34	–5.20	–1.76	1.65
Class C (9/19/11)
Before CDSC	30.79	2.81	14.31	2.71	–2.36	–0.79	6.73
After CDSC	30.79	2.81	14.31	2.71	–2.36	–0.79	5.73
Class R (9/19/11)
Net asset value	35.53	3.18	17.15	3.22	–0.87	–0.29	7.17
Class R6 (7/2/12)
Net asset value	43.88	3.82	21.01	3.89	1.09	0.36	7.93
Class Y (9/19/11)
Net asset value	42.33	3.71	20.12	3.73	0.58	0.19	7.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 5/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Putnam Dynamic
Risk Allocation	80.72%	6.29%	49.00%	8.30%	27.06%	8.31%	24.23%
Blended Index*
Lipper Alternative
Global Macro
Funds category	61.48	4.53	34.99	5.91	19.10	5.85	19.03
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. Effective September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% MSCI World Index (ND) and 40% FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised as follows: 50% MSCI World Index (ND), 40% Bloomberg Barclays Global Aggregate Bond Index, and 10% S&P GSCI.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/21, there were 207, 194, 179, and 116 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would be valued at $13,073 and $13,079, respectively, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,553, $14,388, and $14,233, respectively.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Dynamic Risk Allocation Fund 11

Fund price and distribution information For the 12-month period ended 5/31/21

	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
5/31/20	$10.25	$10.88	$10.08	$10.11	$10.32	$10.22	$10.27
5/31/21	11.02	11.69	10.75	10.79	11.06	11.03	11.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	40.14%	3.51%	17.64%	3.30%	1.34%	0.45%	6.21%
After sales charge	32.09	2.89	10.87	2.09	–4.49	–1.52	0.10
Class B (9/19/11)
Before CDSC	31.92	2.87	13.33	2.53	–0.94	–0.31	5.34
After CDSC	31.92	2.87	11.33	2.17	–3.81	–1.29	0.34
Class C (9/19/11)
Before CDSC	31.97	2.88	13.36	2.54	–0.93	–0.31	5.43
After CDSC	31.97	2.88	13.36	2.54	–0.93	–0.31	4.43
Class R (9/19/11)
Net asset value	36.76	3.25	16.16	3.04	0.63	0.21	5.98
Class R6 (7/2/12)
Net asset value	45.32	3.90	20.11	3.73	2.63	0.87	6.70
Class Y (9/19/11)
Net asset value	43.75	3.78	19.12	3.56	2.11	0.70	6.48

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/20*	1.17%	1.92%	1.92%	1.42%	0.75%	0.92%
Total annual operating expenses for the
fiscal year ended 5/31/20	1.69%	2.44%	2.44%	1.94%	1.27%	1.44%
Annualized expense ratio for the
six-month period ended 5/31/21†	1.17%	1.92%	1.92%	1.42%	0.75%	0.92%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/21.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.81	$9.52	$9.52	$7.05	$3.73	$4.57
Ending value (after expenses)	$992.80	$989.00	$989.00	$991.00	$994.60	$993.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.89	$9.65	$9.65	$7.14	$3.78	$4.63
Ending value (after expenses)	$1,019.10	$1,015.36	$1,015.36	$1,017.85	$1,021.19	$1,020.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

FTSE World Government Bond Index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

MSCI ACWI (All Country World Index) (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND),

16 Dynamic Risk Allocation Fund

this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management. As of September 1, 2020, the index comprises 60% the MSCI World Index (ND) and 40% the FTSE World Government Bond Index. Prior to September 1, 2020, the index was comprised of 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% S&P GSCI.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Risk Allocation Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

18 Dynamic Risk Allocation Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Risk Allocation Fund 19

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Dynamic Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Risk Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Risk Allocation Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations and changes in net assets for the year ended May 31, 2021, including the related notes, and the financial highlights for the year ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations, changes in its net assets and the financial highlights for the year ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2020 and the financial highlights for each of the periods ended on or prior to May 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Risk Allocation Fund 21

The fund’s portfolio 5/31/21

COMMON STOCKS (12.5%)*	Shares	Value
Basic materials (1.3%)
Anglo American PLC (United Kingdom)	2,799	$124,529
BHP Billiton, Ltd. (Australia)	438	16,157
BHP Group PLC (United Kingdom)	2,233	67,277
Compagnie De Saint-Gobain (France) †	1,874	125,277
Covestro AG (Germany)	1,509	105,441
CRH PLC (Ireland)	1,618	83,994
Eiffage SA (France)	465	51,227
Fortescue Metals Group, Ltd. (Australia)	4,677	80,871
Holcim, Ltd. (Switzerland)	1,449	86,118
ICL Group, Ltd. (Israel)	2,918	21,151
Nitto Denko Corp. (Japan)	1,000	77,298
Rio Tinto PLC (United Kingdom)	1,910	164,369
Shin-Etsu Chemical Co., Ltd. (Japan)	400	68,667
Stora Enso OYJ (Finland)	351	6,127
		1,078,503
Capital goods (0.6%)
Atlas Copco AB Class A (Sweden)	293	17,741
CNH Industrial NV (United Kingdom)	6,212	107,000
Daikin Industries, Ltd. (Japan)	400	78,682
Koito Manufacturing Co., Ltd. (Japan)	1,100	71,207
Legrand SA (France)	1,136	118,637
Sandvik AB (Sweden)	4,432	116,669
		509,936
Communication services (0.5%)
BT Group PLC (United Kingdom) †	14,190	35,211
Deutsche Telekom AG (Germany)	7,073	146,576
KDDI Corp. (Japan)	4,200	142,135
Koninklijke KPN NV (Netherlands)	17,972	59,568
Nippon Telegraph & Telephone Corp. (Japan)	2,400	64,056
		447,546
Consumer cyclicals (2.4%)
Adecco Group AG (Switzerland)	897	61,768
Aristocrat Leisure, Ltd. (Australia)	2,127	67,310
Berkeley Group Holdings PLC (The) (United Kingdom)	515	34,197
Bollore SA (France)	4,066	21,182
Brambles, Ltd. (Australia)	6,132	51,148
CK Hutchison Holdings, Ltd. (Hong Kong)	5,500	43,052
Compagnie Generale des Etablissements Michelin SCA (France)	234	35,897
Daito Trust Construction Co., Ltd. (Japan)	200	20,977
Daiwa House Industry Co., Ltd. (Japan)	2,200	64,216
Evolution Gaming Group LB (Sweden)	503	96,152
Genting Bhd (Singapore)	37,700	24,088
Hermes International (France)	100	140,542
Industria de Diseno Textil SA (Inditex) (Spain)	1,190	45,987
Knorr-Bremse AG (Germany)	499	61,885
La Francaise des Jeux SAEM (France)	409	23,217
LVMH Moet Hennessy Louis Vuitton SA (France)	58	46,115
Nintendo Co., Ltd. (Japan)	200	123,276

22 Dynamic Risk Allocation Fund

COMMON STOCKS (12.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Nitori Holdings Co., Ltd. (Japan)	600	$103,601
Pandora A/S (Denmark)	478	64,557
Porsche Automobil Holding SE (Preference) (Germany)	742	83,697
Publicis Groupe SA (France)	512	34,652
Ryohin Keikaku Co., Ltd. (Japan)	900	17,036
SEB SA (France)	131	24,330
Sony Group Corp. (Japan)	1,600	157,108
Stellantis NV (Italy)	7,164	141,997
TABCORP Holdings, Ltd. (Australia)	7,887	31,069
Volkswagen AG (Preference) (Germany)	114	31,752
Volvo AB (Sweden)	4,638	121,254
Wesfarmers, Ltd. (Australia)	3,161	134,975
		1,907,037
Consumer staples (1.5%)
Auto Trader Group PLC (United Kingdom) †	3,445	27,456
Carlsberg A/S Class B (Denmark)	454	83,084
Coca-Cola Europacific Partners PLC (United Kingdom)	271	16,401
Coca-Cola HBC AG (Switzerland)	1,385	50,494
Coles Group, Ltd. (Australia)	2,433	31,079
Ferguson PLC (United Kingdom)	950	129,211
Imperial Brands PLC (United Kingdom)	5,357	121,638
ITOCHU Corp. (Japan)	4,100	121,281
Koninklijke Ahold Delhaize NV (Netherlands)	2,927	84,325
L’Oreal SA (France)	395	177,404
Nestle SA (Switzerland)	1,584	194,940
NH Foods, Ltd. (Japan)	700	27,883
Unilever PLC (United Kingdom)	444	26,631
WH Group, Ltd. (Hong Kong)	74,000	63,217
Woolworths Group, Ltd. (Australia)	4,061	130,297
		1,285,341
Energy (0.5%)
BP PLC (United Kingdom)	23,990	104,230
Equinor ASA (Norway)	5,378	115,534
Royal Dutch Shell PLC Class B (United Kingdom)	10,045	182,982
TOTAL SA (France)	623	28,797
		431,543
Financials (2.4%)
3i Group PLC (United Kingdom)	3,937	69,449
Allianz SE (Germany)	662	173,928
Aviva PLC (United Kingdom)	17,160	100,138
Banco Bilbao Vizcaya Argenta (Spain)	19,226	120,414
Bank Leumi Le-Israel BM (Israel) †	8,528	66,670
BOC Hong Kong Holdings, Ltd. (Hong Kong)	14,000	50,600
CK Asset Holdings, Ltd. (Hong Kong)	1,133	8,305
Commonwealth Bank of Australia (Australia)	1,379	106,009
DBS Group Holdings, Ltd. (Singapore)	6,100	138,513
Direct Line Insurance Group PLC (United Kingdom)	10,721	45,233
Gjensidige Forsikring ASA (Norway)	1,026	22,905
Goodman Group (Australia) R	8,086	121,117

Dynamic Risk Allocation Fund 23

COMMON STOCKS (12.5%)* cont.	Shares	Value
Financials cont.
Hargreaves Lansdown PLC (United Kingdom)	852	$20,035
Henderson Land Development Co., Ltd. (Hong Kong)	7,600	36,331
Israel Discount Bank, Ltd. Class A (Israel) †	8,098	40,228
Link REIT (The) (Hong Kong) R	1,000	9,522
NN Group NV (Netherlands)	216	10,939
Nomura Holdings, Inc. (Japan)	19,800	108,343
Partners Group Holding AG (Switzerland)	87	132,217
Persimmon PLC (United Kingdom)	778	34,890
RSA Insurance Group, Ltd. (United Kingdom)	7,847	76,193
Skandinaviska Enskilda Banken AB (Sweden)	5,166	65,974
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,700	133,097
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,400	48,067
Sumitomo Realty & Development Co., Ltd. (Japan)	500	16,566
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,000	46,077
United Overseas Bank, Ltd. (Singapore)	3,100	61,109
Zurich Insurance Group AG (Switzerland)	86	35,911
		1,898,780
Government (—%)
Poste Italiane SpA (Italy)	2,042	28,798
		28,798
Health care (1.5%)
Eurofins Scientific (Luxembourg) †	461	49,622
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	840	18,127
GlaxoSmithKline PLC (United Kingdom)	2,745	52,364
Hikma Pharmaceuticals PLC (United Kingdom)	1,427	49,494
Ipsen SA (France)	244	24,631
M3, Inc. (Japan)	500	33,719
Merck KGaA (Germany)	617	111,017
Novartis AG (Switzerland)	2,531	222,058
Novo Nordisk A/S Class B (Denmark)	2,228	175,845
Ono Pharmaceutical Co., Ltd. (Japan)	2,700	60,890
Roche Holding AG (Switzerland)	630	219,012
Sartorius Stedim Biotech (France)	139	60,072
Sonic Healthcare, Ltd. (Australia)	2,179	58,440
Sonova Holding AG (Switzerland)	290	103,104
		1,238,395
Technology (1.0%)
ASML Holding NV (Netherlands)	97	64,726
Brother Industries, Ltd. (Japan)	1,500	31,233
Capgemini SE (France)	497	92,516
Check Point Software Technologies, Ltd. (Israel) †	267	31,234
FUJIFILM Holdings Corp. (Japan)	200	13,886
Fujitsu, Ltd. (Japan)	600	97,155
Hoya Corp. (Japan)	1,000	130,651
Lasertec Corp. (Japan)	200	37,511
Logitech International SA (Switzerland)	466	57,713
Nomura Research Institute, Ltd. (Japan)	2,600	82,615
Omron Corp. (Japan)	600	47,089
Sage Group PLC (The) (United Kingdom)	5,482	51,082

24 Dynamic Risk Allocation Fund

COMMON STOCKS (12.5%)* cont.	Shares	Value
Technology cont.
SCSK Corp. (Japan)	400	$23,126
Thales SA (France)	110	11,249
Tokyo Electron, Ltd. (Japan)	200	88,606
		860,392
Transportation (0.4%)
A. P. Moeller-Maersck A/S Class B (Denmark)	15	41,397
Deutsche Post AG (Germany)	2,280	155,143
Nippon Express Co., Ltd. (Japan)	900	71,862
Nippon Yusen KK (Japan)	1,500	61,661
Yamato Holdings Co., Ltd. (Japan)	1,300	35,626
		365,689
Utilities and power (0.4%)
AGL Energy, Ltd. (Australia)	4,526	28,331
CLP Holdings, Ltd. (Hong Kong)	9,500	96,519
E.ON SE (Germany)	2,076	25,030
Electricite De France SA (France) †	4,365	60,814
Fortum OYJ (Finland)	3,341	94,969
Glow Energy PCL (Thailand) † F	400	—
Tokyo Gas Co., Ltd. (Japan)	1,600	31,560
		337,223
Total common stocks (cost $8,036,508)		$10,389,183

CORPORATE BONDS AND NOTES (5.1%)*	Principal amount	Value
Basic materials (0.3%)
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	$43,000	$49,493
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	25,000	26,387
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	36,000	35,275
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	40,000	45,151
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	9,000	10,280
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	3,000	2,982
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	8,000	7,839
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	45,000	45,573
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	8,000	8,366
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	14,000	16,004
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	7,000	9,873
		257,223
Capital goods (0.1%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec. unsub. notes 6.25%, 4/1/25	30,000	31,047
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	22,000	23,238
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	10,000	13,040

Dynamic Risk Allocation Fund 25

CORPORATE BONDS AND NOTES (5.1%)* cont.	Principal amount	Value
Capital goods cont.
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	$8,000	$9,519
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	10,000	11,185
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	5,000	5,726
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	21,000	23,985
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	3,000	3,132
		120,872
Communication services (0.4%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	69,000	69,814
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	8,000	9,114
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	48,000	45,553
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	3,000	3,266
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	9,000	11,876
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	24,000	28,066
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	15,000	13,473
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	19,000	20,092
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	5,000	5,300
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	10,000	10,949
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	26,000	28,582
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	23,000	23,256
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	12,000	12,078
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	19,000	21,852
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	45,000	47,025
		350,296
Consumer cyclicals (0.5%)
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	24,000	24,677
Amazon.com, Inc. sr. unsec. unsub. notes 3.30%, 12/5/21	68,000	68,707
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	6,000	7,852
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	6,000	6,641
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	21,000	21,548
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	5,000	5,819
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	56,000	62,930
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	42,000	48,793
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	5,000	5,543
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26	2,000	2,340

26 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (5.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 2.95%, 1/22/27	$9,000	$9,729
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	60,000	62,700
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	25,000	25,005
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	16,000	17,896
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	13,000	13,731
		383,911
Consumer staples (0.3%)
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	62,000	90,541
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	20,000	19,790
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	17,000	19,832
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	25,000	26,863
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	4,000	4,380
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	65,000	67,330
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	40,000	45,112
		273,848
Energy (0.6%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	40,000	46,441
Energy Transfer Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	3,000	3,080
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	27,000	27,675
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	45,000	51,356
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	45,000	49,635
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	5,000	5,581
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	110,000	4,950
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	10,000	9,600
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	82,000	79,745
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.50%, 3/13/27 (Mexico)	24,000	25,538
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	9,000	10,045
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	12,000	13,903
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	8,000	8,692
Total Capital International SA company guaranty sr. unsec. unsub. notes 2.75%, 6/19/21 (France)	117,000	117,144
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	25,000	26,375
		479,760

Dynamic Risk Allocation Fund 27

CORPORATE BONDS AND NOTES (5.1%)* cont.	Principal amount	Value
Financials (1.7%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	$40,000	$44,612
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	13,000	13,233
American Express Co. sr. unsec. notes 2.65%, 12/2/22	35,000	36,272
American International Group, Inc. jr. unsec. sub. FRB 8.175%, 5/15/58	1,000	1,465
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	40,000	42,857
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	49,000	55,064
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	4,000	4,425
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	40,000	41,041
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	8,000	8,150
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	32,000	33,787
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	54,000	61,020
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, 2/18/51	35,000	35,245
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,000	1,105
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	35,000	35,922
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	10,000	11,445
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	33,000	37,875
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	30,000	33,925
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	31,000	34,174
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	12,000	12,240
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	45,000	46,606
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	14,000	13,093
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	8,000	7,460
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	5,000	5,425
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	25,000	25,500
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.156%, 5/15/47	20,000	16,850
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	5,000	4,968
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	14,000	15,703
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	11,000	11,403
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	70,000	74,008
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%, 7/26/21 (Japan)	76,000	76,355
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	25,000	25,204
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	125,000	130,772
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	10,000	11,101
New York Life Global Funding 144A notes 1.10%, 5/5/23	110,000	111,692
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	11,000	11,230

28 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (5.1%)* cont.	Principal amount	Value
Financials cont.
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%, 4/29/22 (Canada)	$2,000	$2,048
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	2,000	2,224
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	20,000	21,275
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	4,000	4,055
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	18,000	18,510
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	200,000	202,526
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	22,000	24,448
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, 3/15/26	15,000	15,376
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	6,000	6,940
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	15,000	14,265
		1,442,894
Health care (0.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	6,000	6,440
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	11,000	11,395
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	67,000	70,256
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	45,000	46,635
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21	35,000	35,148
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	18,000	20,170
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	10,000	12,588
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	15,000	16,781
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	10,000	10,550
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	5,000	4,856
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	22,000	21,901
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	8,000	8,158
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	20,000	19,556
		284,434
Technology (0.5%)
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	40,000	40,416
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	50,000	54,768
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	10,000	9,739
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds 8.35%, 7/15/46	7,000	10,980
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	16,000	17,139
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	10,000	10,133
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	82,000	82,115
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	51,000	51,929
Oracle Corp. sr. unsec. unsub. notes 3.625%, 7/15/23	40,000	42,691
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	22,000	22,659

Dynamic Risk Allocation Fund 29

CORPORATE BONDS AND NOTES (5.1%)* cont.	Principal amount	Value
Technology cont.
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	$35,000	$35,125
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	14,000	14,238
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	10,000	11,322
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	30,000	29,288
		432,542
Utilities and power (0.3%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	25,000	24,261
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	15,000	16,022
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	9,000	10,136
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	36,000	34,830
Energy Transfer Operating LP company guaranty sr. unsec. notes 5.875%, 1/15/24	24,000	26,714
Energy Transfer Operating LP company guaranty sr. unsec. notes 2.90%, 5/15/25	10,000	10,538
Energy Transfer Operating LP sr. unsec. unsub. bonds 6.125%, 12/15/45	7,000	8,436
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	15,000	16,684
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	14,000	15,122
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	14,000	16,874
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	12,000	12,792
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	9,000	9,553
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	9,000	9,463
		211,425
Total corporate bonds and notes (cost $4,134,598)		$4,237,205

MORTGAGE-BACKED SECURITIES (4.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 6.849%, 3/15/41	$66,155	$13,574
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.951%, 6/20/43	156,424	32,027
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	82,667	15,712
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	174,530	14,172
Ser. 17-H22, Class EI, IO, 2.536%, 10/20/67 W	245,844	19,218
Ser. 15-H26, Class DI, IO, 1.922%, 10/20/65 W	242,177	19,292
		113,995
Commercial mortgage-backed securities (2.3%)
BANK
FRB Ser. 17-BNK8, Class B, 3.926%, 11/15/50 W	25,000	27,698
Ser. 19-BN24, Class AS, 3.283%, 11/15/62 W	26,000	28,080
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class B, 4.096%, 5/15/52	21,000	22,437
Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	57,000	61,460

30 Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (4.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	$18,000	$19,777
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	35,000	38,124
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.109%, 11/10/46 W	17,000	17,891
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	31,000	32,365
FRB Ser. 14-GC19, Class XA, IO, 1.134%, 3/10/47 W	946,561	24,523
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	13,000	13,975
FRB Ser. 12-GC8, Class XA, IO, 1.736%, 9/10/45 W	572,641	7,825
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.883%, 11/10/46 W	43,000	46,870
Ser. 14-UBS2, Class B, 4.701%, 3/10/47	24,000	26,160
FRB Ser. 14-UBS6, Class C, 4.445%, 12/10/47 W	51,000	53,723
FRB Ser. 15-CR24, Class B, 4.379%, 8/10/48 W	40,000	44,088
Ser. 14-UBS3, Class B, 4.313%, 6/10/47	16,000	17,120
3.829%, 2/10/48 W	39,000	41,924
FRB Ser. 14-LC15, Class XA, IO, 1.069%, 4/10/47 W	1,186,961	29,555
FRB Ser. 13-CR11, Class XA, IO, 0.916%, 8/10/50 W	619,304	11,081
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.356%, 12/15/49 W	125,000	108,660
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K108, Class X1, IO, 1.69%, 3/25/30 W	126,989	16,481
Multifamily Structured Pass-Through Certificates FRB Ser. K105, Class X1, IO, 1.523%, 1/25/30 W	230,818	26,440
Multifamily Structured Pass-Through Certificates FRB Ser. K104, Class XAM, IO, 1.384%, 1/25/30 W	159,000	17,313
Multifamily Structured Pass-Through Certificates FRB Ser. K114, Class XAM, IO, 1.342%, 6/25/30 W	374,000	40,166
Multifamily Structured Pass-Through Certificates FRB Ser. K115, Class X1, IO, 1.328%, 6/25/30 W	309,827	30,806
Multifamily Structured Pass-Through Certificates FRB Ser. K121, Class X1, IO, 1.028%, 10/25/30 W	281,779	23,050
Multifamily Structured Pass-Through Certificates FRB Ser. KW01, Class X1, IO, 0.968%, 1/25/26 W	383,768	14,432
Multifamily Structured Pass-Through Certificates FRB Ser. K087, Class X1, IO, 0.362%, 12/25/28 W	801,097	21,221
GS Mortgage Securities Trust
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	25,000	27,300
Ser. 13-GC12, Class B, 3.777%, 6/10/46 W	19,000	19,862
Ser. 19-GC40, Class AS, 3.412%, 7/10/52	29,000	31,353
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	23,000	24,502
GS Mortgage Securities Trust 144A FRB Ser. 13-GC14, Class B, 4.742%, 8/10/46 W	23,000	24,605
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.553%, 9/15/47 W	86,000	80,980
Ser. 14-C19, Class B, 4.394%, 4/15/47 W	16,000	17,363
Ser. 15-C29, Class B, 4.118%, 5/15/48 W	35,000	37,776

Dynamic Risk Allocation Fund 31

MORTGAGE-BACKED SECURITIES (4.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C12, Class B, 4.099%, 7/15/45 W	$22,000	$22,774
FRB Ser. 14-C22, Class XA, IO, 0.828%, 9/15/47 W	3,005,362	69,090
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 13-C16, Class AS, 4.517%, 12/15/46	18,000	19,385
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.216%, 4/20/48 W	147,000	151,464
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.479%, 8/15/47 W	44,000	44,078
FRB Ser. 15-C24, Class B, 4.344%, 5/15/48 W	18,000	19,715
Ser. 14-C16, Class AS, 4.094%, 6/15/47	18,000	19,124
Ser. 14-C15, Class A4, 4.051%, 4/15/47	19,000	20,555
Ser. 13-C8, Class B, 3.559%, 12/15/48 W	21,000	21,661
Ser. 12-C6, Class AS, 3.476%, 11/15/45	19,000	19,548
FRB Ser. 13-C12, Class XA, IO, 0.584%, 10/15/46 W	665,899	7,386
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C5, Class E, 4.663%, 8/15/45 W	28,000	28,419
Morgan Stanley Capital I Trust Ser. 16-BNK2, Class AS, 3.282%, 11/15/49	31,000	33,260
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class B, 5.216%, 7/15/49 W	35,000	35,070
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2, Class D, 4.887%, 5/10/63 W	48,000	33,023
Wells Fargo Commercial Mortgage Trust
Ser. 18-C48, Class B, 4.904%, 1/15/52 W	14,000	16,341
Ser. 18-C46, Class B, 4.633%, 8/15/51	16,000	18,386
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	15,000	16,405
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	50,795
FRB Ser. 13-C11, Class C, 4.186%, 3/15/45 W	45,000	46,351
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.614%, 4/15/45 W	25,000	25,342
FRB Ser. 11-C3, Class D, 5.598%, 3/15/44 W	45,266	24,217
FRB Ser. 11-C5, Class XA, IO, 1.633%, 11/15/44 W	666,288	133
FRB Ser. 12-C10, Class XA, IO, 1.516%, 12/15/45 W	751,582	12,137
		1,881,645
Residential mortgage-backed securities (non-agency) (1.8%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.796%, 5/25/35 W	25,803	26,792
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.067%, 6/25/46	117,292	107,099
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%), 0.302%, 4/25/47	19,542	14,554
Ellington Financial Mortgage Trust 144A Ser. 20-1, Class A1, 2.006%, 5/25/65 W	60,202	61,037
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.642%, 7/25/28	195,243	204,688
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.742%, 10/25/28	171,285	179,126

32 Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (4.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.492%, 2/25/47	$38,000	$38,517
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.442%, 2/25/49	7,239	7,309
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.992%, 1/25/50	13,028	13,061
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.042%, 8/25/28	19,100	20,329
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.842%, 8/25/28	122,558	131,023
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.092%, 9/25/28	77,424	81,759
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.792%, 4/25/28	103,276	109,349
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.092%, 7/25/25	9,787	9,898
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.992%, 11/25/24	11,620	12,021
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.542%, 1/25/29	19,374	20,213
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.442%, 5/25/29	5,477	5,729
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.342%, 1/25/29	45,147	47,000
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.642%, 7/25/29	20,623	21,368
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.342%, 7/25/30	7,184	7,247
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (1 Month US LIBOR + 2.20%), 2.292%, 8/25/30	24,487	24,796
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.292%, 1/25/30	1,044	1,047
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.342%, 7/25/29	10,000	10,002
Federal National Mortgage Association 144A Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.242%, 11/25/39	26,832	26,462
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%), 0.332%, 5/25/47	20,200	15,146
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.798%, 2/25/35 W	12,724	13,429
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.932%, 8/26/47 W	80,000	77,299
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.942%, 5/25/47	96,986	80,919
Towd Point Mortgage Trust 144A Ser. 14-1, Class A2, 3.25%, 10/25/53 W	35,509	35,635

Dynamic Risk Allocation Fund 33

MORTGAGE-BACKED SECURITIES (4.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.095%, 9/25/35 W	$13,153	$13,266
FRB Ser. 05-AR12, Class 1A8, 2.903%, 10/25/35 W	57,764	57,358
		1,473,478
Total mortgage-backed securities (cost $3,560,960)		$3,469,118

COMMODITY LINKED NOTES (3.2%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	$1,656,000	$2,504,922
UBS AG/London 144A sr. notes zero %, 2022 (Indexed to the S&P GSCI Light Energy Index Official Close ER Index multiplied by 3)	116,000	154,170
Total commodity linked notes (cost $1,772,000)		$2,659,092

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (3.0%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (3.0%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	$53,307	$59,395
4.00%, 5/1/49	373,709	399,921
Uniform Mortgage-Backed Securities 2.50%, TBA, 6/1/51	2,000,000	2,070,781
		2,530,097
Total U.S. government and agency mortgage obligations (cost $2,508,813)		$2,530,097

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes 2.00%, 2/15/25 [i]	$117,000	$124,218
Total U.S. treasury obligations (cost $124,218)		$124,218

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*		Principal amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		$117,000	$132,064
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)		200,000	228,994
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Ivory Coast)	EUR	100,000	128,373
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$83,000	98,775
Romania (Government of) 144A sr. unsec. bonds 3.00%, 2/14/31 (Romania)		30,000	30,808
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)		20,000	30,308
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †		51,000	5,228
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †		82,000	8,405
Total foreign government and agency bonds and notes (cost $624,775)			$662,955

34 Dynamic Risk Allocation Fund

ASSET-BACKED SECURITIES (0.7%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.047%, 7/25/24	$34,000	$34,034
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.992%, 10/25/53	25,000	25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.892%, 11/25/53	25,000	25,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.842%, 4/25/55	27,000	27,000
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.86%, 10/8/21	33,000	33,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.849%, 2/16/22	45,000	45,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.801%, 4/22/22	38,000	38,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.842%, 5/25/55	25,000	25,055
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.792%, 2/25/55	25,000	25,000
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%), 1.843%, 9/7/21	40,000	40,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%), 1.593%, 10/10/21	38,000	38,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%), 1.463%, 12/10/21	38,000	38,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.893%, 4/25/22	46,000	46,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.792%, 3/25/54	28,000	28,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.742%, 1/26/54	28,000	28,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.692%, 1/25/46	57,350	57,074
Total asset-backed securities (cost $552,119)		$552,163

COLLATERALIZED LOAN OBLIGATIONS (0.1%)*	Principal amount	Value
Venture XXVII CLO, Ltd. 144A FRB Ser. 17-28A, Class A2, (BBA LIBOR USD 3 Month + 1.11%), 1.298%, 7/20/30	$100,000	$99,863
Total collateralized loan obligations (cost $100,000)		$99,863

SHORT-TERM INVESTMENTS (68.6%)*	Principal amount/ shares	Value
ABN AMRO Funding USA, LLC commercial paper 0.200%, 8/2/21	$500,000	$499,878
Atlantic Asset Securitization, LLC asset backed commercial paper 0.070%, 6/17/21	500,000	499,980
Australia & New Zealand Banking Group, Ltd. commercial paper 0.115%, 9/2/21	500,000	499,862
Barclays Bank PLC CCP asset backed commercial paper 0.160%, 6/14/21	500,000	499,985

Dynamic Risk Allocation Fund 35

SHORT-TERM INVESTMENTS (68.6%)* cont.		Principal amount/ shares	Value
BPCE SA commercial paper 0.140%, 8/3/21		$500,000	$499,915
Chariot Funding, LLC asset backed commercial paper 0.150%, 6/17/21		500,000	499,980
CRC Funding, LLC asset backed commercial paper 0.130%, 7/8/21		500,000	499,951
DNB Bank ASA commercial paper 0.165%, 6/24/21		500,000	499,985
Federal Farm Credit Banks Funding Corporation unsec. discount notes commercial paper 0.030%, 9/10/21		500,000	499,972
Federal Home Loan Banks discount notes commercial paper 0.020%, 8/18/21		1,000,000	999,979
Federal Home Loan Banks discount notes commercial paper 0.020%, 7/7/21		1,000,000	1,000,000
Federal Home Loan Banks discount notes commercial paper 0.090%, 6/18/21		500,000	500,000
FMS Wertmanagement commercial paper 0.150%, 6/28/21		500,000	499,979
ING (U.S.) Funding, LLC commercial paper 0.140%, 6/18/21		500,000	499,975
Lloyds Bank PLC commercial paper 0.140%, 7/1/21		500,000	499,965
Manhattan Asset Funding Co., LLC asset backed commercial paper 0.140%, 7/1/21		750,000	749,941
Mitsubishi UFJ Trust & Banking Corp./NY commercial paper 0.200%, 8/5/21		500,000	499,908
Mizuho Bank, Ltd./Singapore commercial paper 0.120%, 6/16/21		500,000	499,978
National Bank of Canada commercial paper 0.140%, 6/1/21		500,000	499,998
Prudential PLC commercial paper 0.040%, 6/28/21		500,000	499,969
Putnam Short Term Investment Fund Class P 0.08% L	Shares	19,944,551	19,944,551
Skandinaviska Enskilda Banken AB commercial paper 0.130%, 6/2/21		$500,000	499,996
Societe Generale SA commercial paper 0.155%, 8/2/21		500,000	499,915
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	841,000	841,000
Sumitomo Mitsui Trust Bank, Ltd. commercial paper 0.150%, 7/7/21		$500,000	499,960
Swedbank AB commercial paper 0.150%, 6/18/21		500,000	499,986
Thunder Bay Funding, LLC asset backed commercial paper 0.110%, 6/10/21		500,000	499,987
Toronto-Dominion Bank (The) commercial paper 0.050%, 6/18/21		500,000	499,984
Total Capital Canada, Ltd. commercial paper 0.130%, 7/7/21		500,000	499,963
U.S. Treasury Bills 0.089%, 6/8/21 #		1,200,000	1,199,998
U.S. Treasury Bills 0.053%, 7/13/21 §		1,000,000	999,995
U.S. Treasury Bills 0.048%, 6/10/21 §		1,000,000	1,000,000
U.S. Treasury Bills 0.035%, 10/7/21 # §		1,000,000	999,942
U.S. Treasury Bills 0.030%, 10/14/21 # ∆ §		1,000,000	999,934
U.S. Treasury Bills 0.030%, 9/30/21 ∆		1,000,000	999,941
U.S. Treasury Bills 0.030%, 9/23/21		1,000,000	999,953
U.S. Treasury Bills 0.030%, 9/16/21 # §		1,000,000	999,970
U.S. Treasury Bills 0.025%, 9/9/21		1,000,000	999,966
U.S. Treasury Bills 0.025%, 8/19/21		1,000,000	999,979
U.S. Treasury Bills 0.024%, 8/5/21		1,000,000	999,978
U.S. Treasury Bills 0.023%, 9/2/21		1,000,000	999,968
U.S. Treasury Bills 0.022%, 8/26/21		1,000,000	999,970
U.S. Treasury Bills 0.022%, 7/20/21		1,000,000	999,994

36 Dynamic Risk Allocation Fund

SHORT-TERM INVESTMENTS (68.6%)* cont.	Principal amount	Value
U.S. Treasury Bills 0.020%, 8/12/21	$2,000,000	$1,999,945
U.S. Treasury Bills 0.015%, 7/27/21	1,000,000	999,981
U.S. Treasury Bills 0.014%, 7/1/21	1,000,000	999,992
U.S. Treasury Cash Management Bills 0.025%, 8/17/21	1,000,000	999,979
U.S. Treasury Cash Management Bills 0.022%, 8/10/21	1,000,000	999,971
U.S. Treasury Cash Management Bills 0.018%, 8/3/21	1,000,000	999,974
Westpac Banking Corp./NY commercial paper 0.140%, 9/1/21	500,000	499,848
Total short-term investments (cost $57,232,515)		$57,233,820

TOTAL INVESTMENTS
Total investments (cost $78,646,506)	$81,957,714

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $83,419,255.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,895,912 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Dynamic Risk Allocation Fund 37

∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $92,991 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $878,977 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $10,263,707 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	74.7%	Switzerland	1.4%
United Kingdom	4.4	Singapore	0.9
Japan	3.8	Norway	0.8
France	2.7	Hong Kong	0.4
Australia	2.3	Denmark	0.5
Canada	2.1	Other	2.6
Sweden	1.7	Total	100.0%
Germany	1.7

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $63,894,559)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	6/16/21	$2,079,222	$2,047,723	$31,499
	Canadian Dollar	Sell	7/21/21	246,048	241,089	(4,959)
	Euro	Sell	6/16/21	518,994	501,084	(17,910)
	Hong Kong Dollar	Sell	8/18/21	10,322	10,315	(7)

38 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $63,894,559) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
	Japanese Yen	Sell	8/18/21	$557,005	$558,607	$1,602
	Norwegian Krone	Buy	6/16/21	83,977	83,673	304
	Norwegian Krone	Sell	6/16/21	83,977	81,763	(2,214)
	Swiss Franc	Buy	6/16/21	293,036	286,251	6,785
	Swiss Franc	Sell	6/16/21	293,036	293,912	876
Barclays Bank PLC
	Australian Dollar	Buy	7/21/21	164,954	165,137	(183)
	British Pound	Buy	6/16/21	20,743	20,860	(117)
	Canadian Dollar	Sell	7/21/21	69,424	61,587	(7,837)
	Euro	Sell	6/16/21	337,720	329,749	(7,971)
	Hong Kong Dollar	Sell	8/18/21	134,520	134,430	(90)
	Japanese Yen	Sell	8/18/21	113,952	114,285	333
	Swedish Krona	Buy	6/16/21	160,628	157,340	3,288
	Swiss Franc	Buy	6/16/21	141,120	139,956	1,164
	Swiss Franc	Sell	6/16/21	141,120	139,673	(1,447)
Citibank, N.A.
	Australian Dollar	Buy	7/21/21	124,161	124,620	(459)
	British Pound	Buy	6/16/21	868,911	859,147	9,764
	Canadian Dollar	Buy	7/21/21	2,091,080	2,006,829	84,251
	Danish Krone	Buy	6/16/21	26,922	26,582	340
	Euro	Sell	6/16/21	963,497	936,538	(26,959)
	Japanese Yen	Sell	8/18/21	432,356	433,626	1,270
	New Zealand Dollar	Sell	7/21/21	53,999	52,306	(1,693)
Credit Suisse International
	British Pound	Sell	6/16/21	318,667	313,533	(5,134)
	Canadian Dollar	Buy	7/21/21	11,267	10,815	452
	Euro	Sell	6/16/21	185,311	180,407	(4,904)
	Swiss Franc	Buy	6/16/21	91,149	91,429	(280)
	Swiss Franc	Sell	6/16/21	91,149	89,484	(1,665)
Goldman Sachs International
	Australian Dollar	Sell	7/21/21	333,469	339,916	6,447
	British Pound	Buy	6/16/21	1,985,454	1,969,846	15,608
	Canadian Dollar	Buy	7/21/21	535,839	497,985	37,854
	Euro	Buy	6/16/21	1,044,593	1,046,432	(1,839)
	Hong Kong Dollar	Buy	8/18/21	37,564	37,538	26
	Japanese Yen	Sell	8/18/21	69,420	67,378	(2,042)
	New Zealand Dollar	Sell	7/21/21	908,528	880,761	(27,767)
	Norwegian Krone	Buy	6/16/21	327,708	327,040	668
	Polish Zloty	Buy	6/16/21	151,442	147,813	3,629
	Swedish Krona	Buy	6/16/21	639,954	633,721	6,233
	Swiss Franc	Sell	6/16/21	739,100	729,351	(9,749)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/21/21	164,877	165,792	(915)
	British Pound	Buy	6/16/21	66,489	65,909	580

Dynamic Risk Allocation Fund 39

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $63,894,559) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	Canadian Dollar	Buy	7/21/21	$178,779	$173,740	$5,039
	Chinese Yuan (Offshore)	Buy	8/18/21	201,563	198,003	3,560
	Euro	Buy	6/16/21	6,129,095	5,964,306	164,789
	Hong Kong Dollar	Buy	8/18/21	117,974	117,893	81
	Japanese Yen	Sell	8/18/21	558,182	560,334	2,152
	New Zealand Dollar	Buy	7/21/21	83,837	83,044	793
	Swiss Franc	Sell	6/16/21	76,347	73,906	(2,441)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/21	166,502	166,322	180
	British Pound	Sell	6/16/21	49,867	45,832	(4,035)
	Canadian Dollar	Sell	7/21/21	77,957	71,970	(5,987)
	Euro	Buy	6/16/21	6,116,864	5,952,940	163,924
	Japanese Yen	Buy	8/18/21	5,394,714	5,413,432	(18,718)
	New Zealand Dollar	Sell	7/21/21	188,197	182,256	(5,941)
	Norwegian Krone	Buy	6/16/21	207,268	199,606	7,662
	Singapore Dollar	Buy	8/18/21	605	598	7
	South Korean Won	Sell	8/18/21	268,917	266,705	(2,212)
	Swedish Krona	Sell	6/16/21	65,691	63,971	(1,720)
	Swiss Franc	Sell	6/16/21	221,808	215,997	(5,811)
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	7/21/21	83,599	82,616	(983)
	British Pound	Sell	6/16/21	24,294	22,163	(2,131)
	Canadian Dollar	Buy	7/21/21	84,087	72,133	11,954
	Euro	Buy	6/16/21	3,342,209	3,242,220	99,989
	Japanese Yen	Buy	8/18/21	94,831	95,323	(492)
	New Zealand Dollar	Sell	7/21/21	175,752	172,538	(3,214)
	Norwegian Krone	Buy	6/16/21	286,927	285,729	1,198
	Norwegian Krone	Sell	6/16/21	286,927	284,294	(2,633)
	Swedish Krona	Buy	6/16/21	1,069,176	1,041,156	28,020
	Swiss Franc	Sell	6/16/21	208,452	200,889	(7,563)
NatWest Markets PLC
	British Pound	Sell	6/16/21	120,619	118,804	(1,815)
	Canadian Dollar	Sell	7/21/21	142,327	136,617	(5,710)
	Euro	Sell	6/16/21	988,327	961,839	(26,488)
	Hong Kong Dollar	Sell	8/18/21	261,179	260,992	(187)
	Japanese Yen	Sell	8/18/21	1,004,536	1,007,476	2,940
	New Zealand Dollar	Sell	7/21/21	452,080	437,741	(14,339)
	Swedish Krona	Buy	6/16/21	84,440	82,854	1,586
	Swiss Franc	Buy	6/16/21	533,763	524,580	9,183
	Swiss Franc	Sell	6/16/21	533,763	535,355	1,592
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/21	33,053	35,896	(2,843)
	British Pound	Buy	6/16/21	355,606	359,602	(3,996)
	Canadian Dollar	Buy	7/21/21	179,856	174,865	4,991

40 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $63,894,559) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Chinese Yuan (Offshore)	Sell	8/18/21	$204,576	$200,942	$(3,634)
	Euro	Sell	6/16/21	708,588	655,265	(53,323)
	Hong Kong Dollar	Sell	8/18/21	498,983	498,605	(378)
	Israeli Shekel	Buy	7/21/21	111,096	109,570	1,526
	Japanese Yen	Buy	8/18/21	4,658,228	4,673,783	(15,555)
	New Zealand Dollar	Sell	7/21/21	213,450	203,662	(9,788)
	Norwegian Krone	Buy	6/16/21	246,099	246,394	(295)
	Norwegian Krone	Sell	6/16/21	246,099	244,539	(1,560)
	Swedish Krona	Sell	6/16/21	104,587	91,158	(13,429)
	Swiss Franc	Sell	6/16/21	357,029	354,032	(2,997)
Toronto-Dominion Bank
	Australian Dollar	Buy	7/21/21	81,897	81,643	254
	British Pound	Sell	6/16/21	241,522	236,502	(5,020)
	Canadian Dollar	Buy	7/21/21	135,451	129,416	6,035
	Chinese Yuan (Offshore)	Sell	8/18/21	788,217	774,201	(14,016)
	Euro	Sell	6/16/21	644,370	628,217	(16,153)
	Hong Kong Dollar	Sell	8/18/21	17,809	17,796	(13)
	Japanese Yen	Buy	8/18/21	559,795	561,770	(1,975)
	Norwegian Krone	Buy	6/16/21	415,461	405,355	10,106
	Swedish Krona	Sell	6/16/21	43,107	41,566	(1,541)
	Swiss Franc	Buy	6/16/21	186,194	186,476	(282)
	Swiss Franc	Sell	6/16/21	186,194	182,789	(3,405)
UBS AG
	Australian Dollar	Buy	7/21/21	1,114,582	1,100,989	13,593
	British Pound	Sell	6/16/21	269,653	264,472	(5,181)
	Canadian Dollar	Buy	7/21/21	72,406	69,531	2,875
	Euro	Buy	6/16/21	153,998	128,780	25,218
	Hong Kong Dollar	Sell	8/18/21	198,797	198,634	(163)
	Japanese Yen	Buy	8/18/21	696,181	698,691	(2,510)
	New Zealand Dollar	Sell	7/21/21	349,831	336,904	(12,927)
	Norwegian Krone	Buy	6/16/21	350,569	342,908	7,661
	Swedish Krona	Buy	6/16/21	73,799	77,268	(3,469)
	Swiss Franc	Buy	6/16/21	295,707	290,947	4,760
	Swiss Franc	Sell	6/16/21	295,707	289,924	(5,783)
WestPac Banking Corp.
	British Pound	Buy	6/16/21	90,358	94,368	(4,010)
	Canadian Dollar	Buy	7/21/21	223,598	214,638	8,960
	Euro	Sell	6/16/21	480,219	464,196	(16,023)
	Japanese Yen	Sell	8/18/21	1,188,336	1,191,995	3,659
	New Zealand Dollar	Sell	7/21/21	328,945	317,864	(11,081)
Unrealized appreciation						807,260
Unrealized (depreciation)						(449,911)
Total						$357,349
* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Risk Allocation Fund 41

FUTURES CONTRACTS OUTSTANDING at 5/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	147	$17,552,874	$17,541,923	Sep-21	$24,380
Euro-BTP Italian Government Bond (Long)	85	15,272,270	15,270,193	Jun-21	(64,232)
Euro-Bund 10 yr (Long)	68	14,091,867	14,091,864	Jun-21	(73,192)
Euro-OAT 10 yr (Long)	74	14,476,189	14,477,088	Jun-21	(91,889)
Japanese Government Bond 10 yr (Long)	13	17,923,157	17,926,708	Jun-21	18,177
MSCI EAFE Index (Long)	11	1,287,765	1,285,350	Jun-21	30,163
MSCI EAFE Index (Short)	5	585,348	584,250	Jun-21	(35,710)
S&P 500 Index E-Mini (Short)	2	420,411	420,240	Jun-21	(1,686)
U.K. Gilt 10 yr (Long)	83	14,988,708	14,988,711	Sep-21	18,021
U.S. Treasury Note 2 yr (Short)	23	5,076,891	5,076,891	Sep-21	(778)
U.S. Treasury Note 5 yr (Short)	74	9,165,016	9,165,016	Sep-21	(3,635)
U.S. Treasury Note Ultra 10 yr (Long)	241	34,933,703	34,933,703	Sep-21	(30,120)
U.S. Treasury Note Ultra 10 yr (Short)	34	4,928,406	4,928,406	Sep-21	2,783
Unrealized appreciation					93,524
Unrealized (depreciation)					(301,242)
Total					$(207,718)

TBA SALE COMMITMENTS OUTSTANDING at 5/31/21 (proceeds receivable $2,012,891)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 2.00%, 6/1/51	$2,000,000	6/14/21	$2,020,469
Total			$2,020,469

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,777,000	$2,506 E	$(71)	6/16/23	0.30% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(2,577)
1,194,000	3,927 E	(6,230)	6/16/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(10,157)
2,361,000	20,378 E	(29,410)	6/16/31	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(49,669)
333,000	1,238 E	(14,626)	6/16/51	2.00% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(15,863)
108,000	433	(4)	4/26/51	3 month USD-LIBOR-BBA — Quarterly	1.998% — Semiannually	620
3,000	2	—	4/27/31	1.5355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2)

42 Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,672,000	$7,436	$3,174	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(7,643)
225,000	319	(1)	4/30/23	3 month USD-LIBOR-BBA — Quarterly	0.29% — Semiannually	337
765,000	6,431	(10)	4/30/31	3 month USD-LIBOR-BBA — Quarterly	1.6309% — Semiannually	7,369
205,000	137	(1)	5/13/23	3 month USD-LIBOR-BBA — Quarterly	0.254% — Semiannually	145
740,000	3,222	(10)	5/13/31	3 month USD-LIBOR-BBA — Quarterly	1.5911% — Semiannually	3,738
Total		$(47,189)	$(73,702)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$4,575,568	$4,680,765	$—	6/20/23	(3 month USD-LIBOR-BBA plus 0.10%) — Quarterly	A basket (MLFCF15) of common stocks — Quarterly*	$109,016
4,573,567	4,651,483	—	6/20/23	3 month USD-LIBOR-BBA minus 0.07% — Quarterly	Russell 1000 Total Return Index — Quarterly	(77,699)
Barclays Bank PLC
4,156	4,148	—	1/12/43	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	40
118,199	117,199	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	495
Citibank, N.A.
17,919,828	18,333,944	—	1/13/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	411,639
553,602	559,281	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.38%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	5,493

Dynamic Risk Allocation Fund 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$1,697,170	$1,708,555	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	A basket (GSGLPHCL) of common stocks — Monthly*	$12,389
2,706,987	2,743,979	—	1/11/22	(1 month USD-LIBOR-BBA plus 0.38%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	36,269
JPMorgan Chase Bank N.A.
1,290,313	1,324,643	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.25%) — Monthly	MSCI Daily TR Net EAFE Index — Monthly	34,011
1,952,293	2,019,100	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.45%) — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	66,054
1,218,625	1,236,289	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	NASDAQ−100 Total Return Index — Monthly	17,278
3,213,365	3,252,472	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	38,091
829,367	840,331	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 2000 Total Return Index — Monthly	10,701
8,753,838	8,843,637	—	2/5/22	1 month USD-LIBOR-BBA plus 0.15% — Monthly	S&P 500 Total Return Index — Monthly	(88,245)
JPMorgan Securities LLC
118,199	117,199	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(495)
Upfront premium received		—		Unrealized appreciation		741,476
Upfront premium (paid)		—		Unrealized (depreciation)		(166,439)
Total		$—		Total	$575,037
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	2,125	$264,778	5.66%
Alphabet, Inc. Class A	Technology	100	236,209	5.05%
Amazon.com, Inc.	Consumer cyclicals	62	199,822	4.27%
Microsoft Corp.	Technology	597	149,165	3.19%
JPMorgan Chase & Co.	Financials	779	127,993	2.73%
NVIDIA Corp.	Technology	191	123,828	2.65%
Qualcomm, Inc.	Technology	669	90,023	1.92%
Citigroup, Inc.	Financials	1,125	88,519	1.89%

44 Dynamic Risk Allocation Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Bristol-Myers Squibb Co.	Health care	1,336	$87,798	1.88%
Ford Motor Co.	Consumer cyclicals	5,887	85,537	1.83%
Intuit, Inc.	Technology	185	81,220	1.74%
Procter & Gamble Co. (The)	Consumer staples	595	80,198	1.71%
Adobe, Inc.	Technology	159	80,114	1.71%
Verizon Communications, Inc.	Communication services	1,346	76,052	1.62%
Accenture PLC Class A	Technology	261	73,517	1.57%
Cisco Systems, Inc./California	Technology	1,277	67,563	1.44%
Lockheed Martin Corp.	Capital goods	174	66,660	1.42%
MetLife, Inc.	Financials	830	54,222	1.16%
Goldman Sachs Group, Inc. (The)	Financials	143	53,256	1.14%
Honeywell International, Inc.	Capital goods	223	51,556	1.10%
DuPont de Nemours, Inc.	Basic materials	607	51,332	1.10%
Eli Lilly and Co.	Health care	251	50,222	1.07%
Pinterest, Inc. Class A	Technology	752	49,138	1.05%
PepsiCo, Inc.	Consumer staples	314	46,380	0.99%
Align Technology, Inc.	Health care	78	46,199	0.99%
Comcast Corp. Class A	Communication services	794	45,518	0.97%
Autodesk, Inc.	Technology	157	44,958	0.96%
Morgan Stanley	Financials	474	43,134	0.92%
McDonald’s Corp.	Consumer staples	179	41,963	0.90%
Roku, Inc.	Technology	116	40,376	0.86%
Fortinet, Inc.	Technology	181	39,545	0.84%
Abbott Laboratories	Health care	339	39,508	0.84%
Marriott International, Inc./MD Class A	Consumer cyclicals	261	37,442	0.80%
Edwards Lifesciences Corp.	Health care	381	36,540	0.78%
Altria Group, Inc.	Consumer staples	727	35,797	0.76%
Merck & Co., Inc.	Health care	464	35,190	0.75%
Southern Co. (The)	Utilities and power	545	34,858	0.74%
Activision Blizzard, Inc.	Technology	351	34,105	0.73%
Target Corp.	Consumer cyclicals	148	33,628	0.72%
Biogen, Inc.	Health care	126	33,627	0.72%
Cummins, Inc.	Capital goods	127	32,550	0.70%
Halliburton Co.	Energy	1,445	32,440	0.69%
Synchrony Financial	Financials	663	31,447	0.67%
Best Buy Co., Inc.	Consumer cyclicals	267	31,051	0.66%
Coca-Cola Co. (The)	Consumer staples	551	30,459	0.65%
Old Dominion Freight Line, Inc.	Transportation	114	30,239	0.65%
Medtronic PLC	Health care	234	29,667	0.63%
Johnson & Johnson	Health care	175	29,648	0.63%
Humana, Inc.	Health care	65	28,458	0.61%
Deere & Co.	Capital goods	77	27,847	0.59%

Dynamic Risk Allocation Fund 45

A BASKET (GSGLPHCL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Waters Corp.	Health care	265	$85,522	5.01%
IQVIA Holdings, Inc.	Health care	351	84,379	4.94%
Mettler-Toledo International, Inc.	Health care	62	80,290	4.70%
Agilent Technologies, Inc.	Technology	552	76,196	4.46%
Merck KGaA (Germany)	Health care	424	76,187	4.46%
PerkinElmer, Inc.	Health care	496	72,021	4.22%
Thermo Fisher Scientific, Inc.	Health care	138	64,800	3.79%
Zoetis, Inc.	Health care	357	63,003	3.69%
Ipsen SA (France)	Health care	590	61,524	3.60%
Alexion Pharmaceuticals, Inc.	Health care	341	60,139	3.52%
Pfizer, Inc.	Health care	1,503	58,206	3.41%
Illumina, Inc.	Health care	134	54,435	3.19%
Johnson & Johnson	Health care	295	49,937	2.92%
Merck & Co., Inc.	Health care	639	48,463	2.84%
Sanofi (France)	Health care	424	45,413	2.66%
AbbVie, Inc.	Health care	397	44,903	2.63%
GlaxoSmithKline PLC (United Kingdom)	Health care	2,349	44,760	2.62%
Sumitomo Dainippon Pharma Co., Ltd. (Japan)	Health care	2,278	43,865	2.57%
Viatris, Inc.	Health care	2,827	43,090	2.52%
Perrigo Co. PLC	Health care	870	40,148	2.35%
Bayer AG (Germany)	Health care	599	38,089	2.23%
Sartorius Stedim Biotech (France)	Health care	80	34,709	2.03%
Bristol-Myers Squibb Co.	Health care	517	33,963	1.99%
AstraZeneca PLC (United Kingdom)	Health care	285	32,553	1.91%
Biogen, Inc.	Health care	121	32,304	1.89%
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	Health care	546	31,215	1.83%
CSL, Ltd. (Australia)	Health care	139	30,951	1.81%
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	Health care	2,681	27,879	1.63%
Amgen, Inc.	Health care	110	26,123	1.53%
Gilead Sciences, Inc.	Health care	380	25,144	1.47%
Galenica AG (Switzerland)	Health care	155	22,649	1.33%
Eli Lilly and Co.	Health care	107	21,320	1.25%
Hisamitsu Pharmaceutical Co., Inc. (Japan)	Health care	370	20,539	1.20%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	525	17,978	1.05%
Eisai Co., Ltd. (Japan)	Health care	212	14,242	0.83%
Hikma Pharmaceuticals PLC (United Kingdom)	Health care	384	13,290	0.78%
Galapagos NV (Belgium)	Health care	169	12,933	0.76%
Shionogi & Co., Ltd. (Japan)	Health care	252	12,877	0.75%
H Lundbeck A/S (Denmark)	Health care	326	10,414	0.61%

46 Dynamic Risk Allocation Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Astellas Pharma, Inc. (Japan)	Health care	615	$9,842	0.58%
UCB SA (Belgium)	Health care	83	7,809	0.46%
Incyte Corp.	Health care	89	7,445	0.44%
Eurofins Scientific (Luxembourg)	Health care	66	7,077	0.41%
Grifols SA (Spain)	Health care	242	6,731	0.39%
Regeneron Pharmaceuticals, Inc.	Health care	8	4,254	0.25%
Novartis AG (Switzerland)	Health care	47	4,141	0.24%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	128	2,939	0.17%
Recordati SpA (Italy)	Health care	37	2,051	0.12%
Orion Oyj Class B (Finland)	Health care	38	1,680	0.10%
Vertex Pharmaceuticals, Inc.	Health care	7	1,356	0.08%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation
$2,435,000	$22,241	$(41)	4/1/31	2.686% — At maturity	USA Non Revised Consumer Price Index-Urban (CPI-U) — At maturity	$22,200
7,403,000	14,155	(75)	4/15/26	2.79% — At maturity	USA Non Revised Consumer Price Index-Urban (CPI-U) — At maturity	14,080
Total		$(116)	$36,280

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	$1,695	$3,000	$376	11/18/54	500 bp — Monthly	$1,322
CMBX NA BB.6 Index	B-/P	4,734	32,085	15,250	5/11/63	500 bp — Monthly	(10,485)
CMBX NA BB.7 Index	B/P	1,633	32,000	11,699	1/17/47	500 bp — Monthly	(10,035)
CMBX NA BBB−.12 Index	BBB−/P	471	8,000	494	8/17/61	300 bp — Monthly	(17)
CMBX NA BBB−.7 Index	BB/P	10	2,000	402	5/11/63	300 bp — Monthly	(391)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	294	8,000	511	1/17/47	200 bp — Monthly	(214)
CMBX NA A.7 Index	BBB+/P	943	24,000	1,534	1/17/47	200 bp — Monthly	(581)

Dynamic Risk Allocation Fund 47

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA A.7 Index	BBB+/P	$1,040	$25,000	$1,598	1/17/47	200 bp — Monthly	$(548)
CMBX NA BB.7 Index	B/P	936	7,000	2,559	1/17/47	500 bp — Monthly	(1,616)
CMBX NA BBB−.6 Index	BB−/P	1,128	12,000	3,376	5/11/63	300 bp — Monthly	(2,241)
Goldman Sachs International
CMBX NA A.6 Index	A-/P	51	1,000	88	5/11/63	200 bp — Monthly	(37)
CMBX NA A.6 Index	A-/P	247	5,000	442	5/11/63	200 bp — Monthly	(193)
CMBX NA A.6 Index	A-/P	422	7,000	618	5/11/63	200 bp — Monthly	(194)
CMBX NA A.6 Index	A-/P	781	15,000	1,325	5/11/63	200 bp — Monthly	(538)
CMBX NA A.6 Index	A-/P	1,323	26,000	2,296	5/11/63	200 bp — Monthly	(963)
CMBX NA A.6 Index	A-/P	1,988	31,000	2,737	5/11/63	200 bp — Monthly	(737)
CMBX NA A.6 Index	A-/P	1,224	39,000	3,444	5/11/63	200 bp — Monthly	(2,205)
CMBX NA BBB−.6 Index	BB−/P	109	1,000	281	5/11/63	300 bp — Monthly	(172)
CMBX NA BBB−.6 Index	BB−/P	317	4,000	1,125	5/11/63	300 bp — Monthly	(806)
CMBX NA BBB−.6 Index	BB−/P	1,056	9,000	2,532	5/11/63	300 bp — Monthly	(1,470)
CMBX NA BBB−.6 Index	BB−/P	613	9,000	2,532	5/11/63	300 bp — Monthly	(1,913)
CMBX NA BBB−.6 Index	BB−/P	1,266	15,000	4,220	5/11/63	300 bp — Monthly	(2,945)
CMBX NA BBB−.6 Index	BB−/P	1,941	23,000	6,470	5/11/63	300 bp — Monthly	(4,516)
CMBX NA BBB−.6 Index	BB−/P	4,261	35,000	9,846	5/11/63	300 bp — Monthly	(5,564)
CMBX NA BBB−.6 Index	BB−/P	5,939	79,000	22,223	5/11/63	300 bp — Monthly	(16,238)
CMBX NA BBB−.6 Index	BB−/P	8,253	88,000	24,754	5/11/63	300 bp — Monthly	(16,448)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	481	6,000	1,807	5/11/63	500 bp — Monthly	(1,320)
CMBX NA BB.6 Index	B-/P	5,663	10,695	5,083	5/11/63	500 bp — Monthly	590
CMBX NA BBB−.6 Index	BB−/P	25,896	81,000	22,785	5/11/63	300 bp — Monthly	3,158

48 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BBB− .6 Index	BB−/P	$1,347	$5,000	$1,407	5/11/63	300 bp — Monthly	$(56)
Morgan Stanley & Co. International PLC
CMBX NA BB.6 Index	B-/P	1,473	5,834	2,773	5/11/63	500 bp — Monthly	(1,294)
CMBX NA BB.6 Index	B-/P	3,203	12,640	6,008	5/11/63	500 bp — Monthly	(2,792)
CMBX NA BB.9 Index	B+/P	401	1,000	268	9/17/58	500 bp — Monthly	134
CMBX NA BBB−.12 Index	BBB−/P	177	3,000	185	8/17/61	300 bp — Monthly	(7)
Upfront premium received		81,316		Unrealized appreciation		5,204
Upfront premium (paid)		—		Unrealized (depreciation)		(86,536)
Total		$81,316		Total		$(81,332)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$192	1/17/47	(200 bp) — Monthly	$168
CMBX NA BB.10 Index	(417)	4,000	1,205	11/17/59	(500 bp) — Monthly	783
CMBX NA BB.10 Index	(329)	3,000	904	11/17/59	(500 bp) — Monthly	572
CMBX NA BB.11 Index	(1,425)	11,000	1,378	11/18/54	(500 bp) — Monthly	(58)
CMBX NA BB.11 Index	(377)	4,000	501	11/18/54	(500 bp) — Monthly	120
CMBX NA BB.11 Index	(51)	1,000	125	11/18/54	(500 bp) — Monthly	73
CMBX NA BB.11 Index	(52)	1,000	125	11/18/54	(500 bp) — Monthly	72
CMBX NA BB.11 Index	(69)	1,000	125	11/18/54	(500 bp) — Monthly	56
CMBX NA BB.8 Index	(124)	965	370	10/17/57	(500 bp) — Monthly	245

Dynamic Risk Allocation Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(2,993)	$29,000	$7,758	9/17/58	(500 bp) — Monthly	$4,736
CMBX NA BB.9 Index	(202)	5,000	1,338	9/17/58	(500 bp) — Monthly	1,131
CMBX NA BB.9 Index	(258)	4,000	1,070	9/17/58	(500 bp) — Monthly	808
CMBX NA BB.9 Index	(39)	1,000	268	9/17/58	(500 bp) — Monthly	227
CMBX NA BBB−.10 Index	(492)	2,000	226	11/17/59	(300 bp) — Monthly	(267)
CMBX NA BBB−.10 Index	(477)	2,000	226	11/17/59	(300 bp) — Monthly	(252)
CMBX NA BBB−.12 Index	(451)	2,000	123	8/17/61	(300 bp) — Monthly	(329)
CMBX NA BBB−.12 Index	(204)	1,000	62	8/17/61	(300 bp) — Monthly	(143)
CMBX NA BBB−.10 Index	(2,681)	9,000	1,017	11/17/59	(300 bp) — Monthly	(1,670)
CMBX NA BBB−.10 Index	(382)	3,000	339	11/17/59	(300 bp) — Monthly	(45)
CMBX NA BBB−.12 Index	(6,624)	21,000	1,296	8/17/61	(300 bp) — Monthly	(5,340)
CMBX NA BBB−.12 Index	(1,002)	3,000	185	8/17/61	(300 bp) — Monthly	(819)
CMBX NA BBB−.12 Index	(703)	2,000	123	8/17/61	(300 bp) — Monthly	(581)
CMBX NA BBB−.12 Index	(190)	1,000	62	8/17/61	(300 bp) — Monthly	(129)
CMBX NA BBB−.6 Index	(27,893)	438,000	123,209	5/11/63	(300 bp) — Monthly	95,065
CMBX NA BBB−.8 Index	(1,250)	8,000	1,221	10/17/57	(300 bp) — Monthly	(34)
CMBX NA BBB−.8 Index	(632)	4,000	610	10/17/57	(300 bp) — Monthly	(24)
CMBX NA BBB−.8 Index	(635)	4,000	610	10/17/57	(300 bp) — Monthly	(27)
CMBX NA BBB−.9 Index	(710)	3,000	296	9/17/58	(300 bp) — Monthly	(415)
Credit Suisse International
CMBX NA BB.10 Index	(1,201)	9,000	2,711	11/17/59	(500 bp) — Monthly	1,501
CMBX NA BB.10 Index	(1,070)	9,000	2,711	11/17/59	(500 bp) — Monthly	1,632
CMBX NA BB.10 Index	(622)	5,000	1,506	11/17/59	(500 bp) — Monthly	880
CMBX NA BB.7 Index	(1,112)	61,253	29,114	5/11/63	(500 bp) — Monthly	27,942

50 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(2,406)	$24,000	$6,420	9/17/58	(500 bp) — Monthly	$3,991
CMBX NA BBB−.7 Index	(78)	1,000	201	1/17/47	(300 bp) — Monthly	122
Goldman Sachs International
CMBX NA BB.7 Index	(303)	2,000	731	1/17/47	(500 bp) — Monthly	427
CMBX NA A .6 Index	(464)	7,000	618	5/11/63	(200 bp) — Monthly	152
CMBX NA BB.11 Index	(788)	6,000	752	11/18/54	(500 bp) — Monthly	(42)
CMBX NA BB.7 Index	(6,904)	34,000	12,430	1/17/47	(500 bp) — Monthly	5,494
CMBX NA BB.7 Index	(655)	4,000	1,462	1/17/47	(500 bp) — Monthly	803
JPMorgan Securities LLC
CMBX NA A.7 Index	(1,138)	54,000	3,451	1/17/47	(200 bp) — Monthly	2,291
CMBX NA BB.11 Index	(3,272)	6,000	752	11/18/54	(500 bp) — Monthly	(2,526)
CMBX NA BB.12 Index	(4,943)	9,000	1,206	8/17/61	(500 bp) — Monthly	(3,746)
CMBX NA BB.17 Index	(14,690)	30,000	10,968	1/17/47	(500 bp) — Monthly	(3,751)
CMBX NA BBB−.10 Index	(330)	2,000	226	11/17/59	(300 bp) — Monthly	(105)
CMBX NA BBB−.10 Index	(4,885)	43,000	4,859	11/17/59	(300 bp) — Monthly	(52)
CMBX NA BBB−.10 Index	(894)	3,000	339	11/17/59	(300 bp) — Monthly	(557)
CMBX NA BBB−.10 Index	(845)	3,000	339	11/17/59	(300 bp) — Monthly	(508)
CMBX NA BBB−.12 Index	(349)	1,000	62	8/17/61	(300 bp) — Monthly	(288)
CMBX NA BBB−.7 Index	(235)	1,000	201	1/17/47	(300 bp) — Monthly	(34)
Merrill Lynch International
CMBX NA BB.10 Index	(455)	8,000	2,410	11/17/59	(500 bp) — Monthly	1,947
CMBX NA BB.9 Index	(39)	1,000	268	9/17/58	(500 bp) — Monthly	228
CMBX NA BBB−.10 Index	(1,083)	5,000	565	11/17/59	(300 bp) — Monthly	(521)
CMBX NA BBB−.9 Index	(556)	3,000	296	9/17/58	(300 bp) — Monthly	(261)
CMBX NA BBB−.9 Index	(371)	2,000	198	9/17/58	(300 bp) — Monthly	(174)

Dynamic Risk Allocation Fund 51

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(420)	$4,000	$1,205	11/17/59	(500 bp) — Monthly	$781
CMBX NA BB.7 Index	(578)	3,000	1,097	1/17/47	(500 bp) — Monthly	515
CMBX NA BB.8 Index	(494)	965	370	10/17/57	(500 bp) — Monthly	(125)
CMBX NA BB.9 Index	(40)	1,000	268	9/17/58	(500 bp) — Monthly	226
CMBX NA BB.9 Index	(39)	1,000	268	9/17/58	(500 bp) — Monthly	227
CMBX NA BBB−.10 Index	(731)	3,000	339	11/17/59	(300 bp) — Monthly	(394)
CMBX NA BBB−.10 Index	(434)	2,000	226	11/17/59	(300 bp) — Monthly	(209)
CMBX NA BBB−.10 Index	(237)	1,000	113	11/17/59	(300 bp) — Monthly	(124)
CMBX NA BBB−.10 Index	(120)	1,000	113	11/17/59	(300 bp) — Monthly	(7)
CMBX NA BBB−.10 Index	(216)	1,000	113	11/17/59	(300 bp) — Monthly	(104)
CMBX NA BBB−.10 Index	(230)	1,000	113	11/17/59	(300 bp) — Monthly	(117)
CMBX NA BBB−.12 Index	(209)	1,000	62	8/17/61	(300 bp) — Monthly	(148)
CMBX NA BBB−.12 Index	(227)	1,000	62	8/17/61	(300 bp) — Monthly	(166)
CMBX NA BBB−.10 Index	(1,110)	9,000	1,017	11/17/59	(300 bp) — Monthly	(99)
CMBX NA BBB−.10 Index	(634)	5,000	565	11/17/59	(300 bp) — Monthly	(72)
CMBX NA BBB−.8 Index	(469)	3,000	458	10/17/57	(300 bp) — Monthly	(13)
CMBX NA BBB−.8 Index	(465)	3,000	458	10/17/57	(300 bp) — Monthly	(9)
Upfront premium received	—		Unrealized appreciation		153,215
Upfront premium (paid)	(107,025)		Unrealized (depreciation)		(24,285)
Total	$(107,025)		Total		$128,930
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

52 Dynamic Risk Allocation Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation
NA HY Series 36 Index	B+/P	$(479,710)	$5,598,000	$542,698	6/20/26	500 bp — Quarterly	$110,416
Total	$(479,710)		$110,416
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/21
Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized depreciation
EM Series 35 Index	$(172,491)	$4,364,000	$125,805	6/20/26	(100 bp) — Quarterly	$(54,687)
Total	$(172,491)	$(54,687)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Risk Allocation Fund 53

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,078,503	$—	$—
Capital goods	509,936	—	—
Communication services	447,546	—	—
Consumer cyclicals	1,907,037	—	—
Consumer staples	1,285,341	—	—
Energy	431,543	—	—
Financials	1,898,780	—	—
Health care	1,238,395	—	—
Government	28,798
Technology	860,392	—	—
Transportation	365,689	—	—
Utilities and power	337,223	—	—**
Total common stocks	10,389,183	—	—
Asset-backed securities	—	552,163	—
Collateralized loan obligations	—	99,863	—
Commodity linked notes	—	2,659,092	—
Corporate bonds and notes	—	4,237,205	—
Foreign government and agency bonds and notes	—	662,955	—
Mortgage-backed securities	—	3,469,118	—
U.S. government and agency mortgage obligations	—	2,530,097	—
U.S. treasury obligations	—	124,218	—
Short-term investments	841,000	56,392,820	—
Totals by level	$11,230,183	$70,727,531	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$357,349	$—
Futures contracts	(207,718)	—	—
TBA sale commitments	—	(2,020,469)	—
Interest rate swap contracts	—	(26,513)	—
Total return swap contracts	—	611,433	—
Credit default contracts	—	781,237	—
Totals by level	$(207,718)	$(296,963)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
** Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

54 Dynamic Risk Allocation Fund

Statement of assets and liabilities 5/31/21

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $58,701,955)	$62,013,163
Affiliated issuers (identified cost $19,944,551) (Notes 1 and 5)	19,944,551
Cash	2,535,039
Foreign currency (cost $3,628) (Note 1)	5,856
Dividends, interest and other receivables	134,213
Foreign tax reclaim	44,003
Receivable for shares of the fund sold	102,754
Receivable for investments sold	241,536
Receivable for sales of TBA securities (Note 1)	2,014,335
Receivable from Manager (Note 2)	69,240
Receivable for variation margin on futures contracts (Note 1)	823,320
Receivable for variation margin on centrally cleared swap contracts (Note 1)	10,539
Unrealized appreciation on forward currency contracts (Note 1)	807,260
Unrealized appreciation on OTC swap contracts (Note 1)	899,895
Premium paid on OTC swap contracts (Note 1)	107,025
Prepaid assets	33,067
Total assets	89,785,796

LIABILITIES
Payable for purchases of TBA securities (Note 1)	2,067,274
Payable for shares of the fund repurchased	162,526
Payable for custodian fees (Note 2)	61,017
Payable for investor servicing fees (Note 2)	25,002
Payable for Trustee compensation and expenses (Note 2)	19,699
Payable for administrative services (Note 2)	240
Payable for distribution fees (Note 2)	7,165
Payable for variation margin on futures contracts (Note 1)	97,498
Payable for variation margin on centrally cleared swap contracts (Note 1)	19,770
Unrealized depreciation on OTC swap contracts (Note 1)	277,260
Premium received on OTC swap contracts (Note 1)	81,316
Unrealized depreciation on forward currency contracts (Note 1)	449,911
TBA sale commitments, at value (proceeds receivable $2,012,891) (Note 1)	2,020,469
Collateral on certain derivative contracts, at value (Notes 1 and 8)	965,218
Other accrued expenses	112,176
Total liabilities	6,366,541

Net assets	$83,419,255

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$77,835,463
Total distributable earnings (Note 1)	5,583,792
Total — Representing net assets applicable to capital shares outstanding	$83,419,255

(Continued on next page)

Dynamic Risk Allocation Fund 55

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,919,513 divided by 1,081,808 shares)	$11.02
Offering price per class A share (100/94.25 of $11.02)*	$11.69
Net asset value and offering price per class B share ($735,026 divided by 68,369 shares)**	$10.75
Net asset value and offering price per class C share ($1,717,072 divided by 159,186 shares)**	$10.79
Net asset value, offering price and redemption price per class R share
($10,224 divided by 924 shares)	$11.06
Net asset value, offering price and redemption price per class R6 share
($21,964,884 divided by 1,990,882 shares)	$11.03
Net asset value, offering price and redemption price per class Y share
($47,072,536 divided by 4,255,226 shares)	$11.06

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

56 Dynamic Risk Allocation Fund

Statement of operations Year ended 5/31/21

INVESTMENT INCOME
Interest (including interest income of $30,698 from investments in affiliated issuers) (Note 5)	$746,169
Dividends (net of foreign tax of $30,589)	608,815
Securities lending (net of expenses) (Notes 1 and 5)	2,334
Total investment income	1,357,318

EXPENSES
Compensation of Manager (Note 2)	582,269
Investor servicing fees (Note 2)	141,624
Custodian fees (Note 2)	38,571
Trustee compensation and expenses (Note 2)	3,708
Distribution fees (Note 2)	67,845
Administrative services (Note 2)	2,113
Auditing and tax fees	92,589
Blue sky expense	90,799
Other	45,012
Fees waived and reimbursed by Manager (Note 2)	(283,407)
Total expenses	781,123
Expense reduction (Note 2)	(343)
Net expenses	780,780

Net investment income	576,538

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $3,397) (Notes 1 and 3)	8,857,618
Foreign currency transactions (Note 1)	(26,456)
Forward currency contracts (Note 1)	552,070
Futures contracts (Note 1)	(7,444,830)
Swap contracts (Note 1)	21,867
Written options (Note 1)	9,428
Total net realized gain	1,969,697
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(312,436)
Assets and liabilities in foreign currencies	5,962
Forward currency contracts	464,244
Futures contracts	483,078
Swap contracts	2,922,294
Written options	(8,287)
Total change in net unrealized appreciation	3,554,855

Net gain on investments	5,524,552

Net increase in net assets resulting from operations	$6,101,090

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 57

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/21	Year ended 5/31/20
Operations
Net investment income	$576,538	$1,740,596
Net realized gain (loss) on investments
and foreign currency transactions	1,969,697	(666,740)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	3,554,855	(3,186,462)
Net increase (decrease) in net assets resulting
from operations	6,101,090	(2,112,606)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(476,020)
Class B	—	(45,234)
Class C	—	(117,804)
Class R	—	(290)
Class R6	—	(967,842)
Class Y	—	(1,602,661)
Increase (decrease) from capital share transactions (Note 4)	(1,375,406)	2,110,429
Total increase (decrease) in net assets	4,725,684	(3,212,028)

NET ASSETS
Beginning of year	78,693,571	81,905,599
End of year	$83,419,255	$78,693,571

The accompanying notes are an integral part of these financial statements.

58 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 59

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
May 31, 2021	$10.25	.05	.72	.77	—	—	—	$11.02	7.51	$11,920	1.17	.50	427
May 31, 2020	10.90	.20	(.45)	(.25)	(.40)	(.40)	—	10.25	(2.64)	11,609	1.17	1.86	283
May 31, 2019	11.61	.23	(.78)	(.55)	(.16)	(.16)	—	10.90	(4.63)	14,142	1.15	2.04	255
May 31, 2018	10.96	.22	.74	.96	(.32)	(.32)	.01[f]	11.61	8.86	18,906	1.14	1.93	312
May 31, 2017	10.28	.17	.76	.93	(.25)	(.25)	—	10.96	9.18	18,582	1.13	1.64	299
Class B
May 31, 2021	$10.08	(.01)	.68	.67	—	—	—	$10.75	6.65	$735	1.92	(.14)	427
May 31, 2020	10.72	.12	(.45)	(.33)	(.31)	(.31)	—	10.08	(3.36)	1,340	1.92	1.10	283
May 31, 2019	11.39	.14	(.74)	(.60)	(.07)	(.07)	—	10.72	(5.27)	1,664	1.90	1.30	255
May 31, 2018	10.76	.13	.72	.85	(.23)	(.23)	.01[f]	11.39	7.97	2,315	1.89	1.18	312
May 31, 2017	10.08	.09	.75	.84	(.16)	(.16)	—	10.76	8.41	2,669	1.88	.89	299
Class C
May 31, 2021	$10.11	(.02)	.70	.68	—	—	—	$10.79	6.73	$1,717	1.92	(.20)	427
May 31, 2020	10.75	.12	(.46)	(.34)	(.30)	(.30)	—	10.11	(3.43)	3,163	1.92	1.11	283
May 31, 2019	11.42	.14	(.74)	(.60)	(.07)	(.07)	—	10.75	(5.26)	4,970	1.90	1.28	255
May 31, 2018	10.78	.13	.72	.85	(.22)	(.22)	.01[f]	11.42	7.99	5,812	1.89	1.18	312
May 31, 2017	10.09	.09	.75	.84	(.15)	(.15)	—	10.78	8.42	7,356	1.88	.88	299
Class R
May 31, 2021	$10.32	.03	.71	.74	—	—	—	$11.06	7.17	$10	1.42	.24	427
May 31, 2020	10.93	.18	(.47)	(.29)	(.32)	(.32)	—	10.32	(2.87)	10	1.42	1.59	283
May 31, 2019	11.56	.21	(.77)	(.56)	(.07)	(.07)	—	10.93	(4.77)	10	1.40	1.87	255
May 31, 2018	10.93	.19	.73	.92	(.30)	(.30)	.01[f]	11.56	8.51	103	1.39	1.67	312
May 31, 2017	10.21	.15	.75	.90	(.18)	(.18)	—	10.93	8.92	110	1.38	1.40	299
Class R6
May 31, 2021	$10.22	.10	.71	.81	—	—	—	$11.03	7.93	$21,965.75		.94	427
May 31, 2020	10.87	.25	(.46)	(.21)	(.44)	(.44)	—	10.22	(2.26)	22,348.75		2.27	283
May 31, 2019	11.58	.28	(.78)	(.50)	(.21)	(.21)	—	10.87	(4.17)	19,332.75		2.55	255
May 31, 2018	10.94	.26	.73	.99	(.36)	(.36)	.01[f]	11.58	9.19	81,403.75		2.31	312
May 31, 2017	10.26	.22	.75	.97	(.29)	(.29)	—	10.94	9.65	102,097.75		2.04	299
Class Y
May 31, 2021	$10.27	.08	.71	.79	—	—	—	$11.06	7.69	$47,073.92		.73	427
May 31, 2020	10.92	.23	(.45)	(.22)	(.43)	(.43)	—	10.27	(2.37)	40,223.92		2.11	283
May 31, 2019	11.63	.25	(.77)	(.52)	(.19)	(.19)	—	10.92	(4.33)	41,531.90		2.27	255
May 31, 2018	10.99	.25	.73	.98	(.35)	(.35)	.01[f]	11.63	9.02	48,411.89		2.17	312
May 31, 2017	10.30	.20	.77	.97	(.28)	(.28)	—	10.99	9.56	45,467.88		1.90	299

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 61

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

			Percentage of average net assets
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Class A	0.35%	0.52%	0.30%	0.24%	0.23%
Class B	0.35	0.52	0.30	0.24	0.23
Class C	0.35	0.52	0.30	0.24	0.23
Class R	0.35	0.52	0.30	0.24	0.23
Class R6	0.35	0.52	0.30	0.24	0.23
Class Y	0.35	0.52	0.30	0.24	0.23

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

62 Dynamic Risk Allocation Fund

Notes to financial statements 5/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2020 through May 31, 2021.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically uses leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

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In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which

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would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from

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changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

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are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $199,151 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $92,991 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

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applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $74,154 to decrease undistributed net investment income and $74,154 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,300,810
Unrealized depreciation	(2,078,929)
Net unrealized appreciation	3,221,881
Undistributed ordinary income	1,370,407
Undistributed long-term gains	1,040,840
Cost for federal income tax purposes	$78,231,152

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

70 Dynamic Risk Allocation Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.715% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $108,318 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $175,089 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$26,328	Class R6	10,972
Class B	2,212	Class Y	96,015
Class C	6,075	Total	$141,624
Class R	22

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $343 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $55, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Dynamic Risk Allocation Fund 71

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$29,960
Class B	1.00%	1.00%	10,109
Class C	1.00%	1.00%	27,725
Class R	1.00%	0.50%	51
Total			$67,845

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $777 from the sale of class A shares and received $93 and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$223,301,684	$283,343,925
U.S. government securities (Long-term)	—	—
Total	$223,301,684	$283,343,925

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

72 Dynamic Risk Allocation Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	170,604	$1,839,396	169,617	$1,894,280
Shares issued in connection with
reinvestment of distributions	—	—	41,900	468,018
	170,604	1,839,396	211,517	2,362,298
Shares repurchased	(220,971)	(2,413,988)	(376,295)	(4,146,952)
Net decrease	(50,367)	$(574,592)	(164,778)	$(1,784,654)

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	3	$38	51	$566
Shares issued in connection with
reinvestment of distributions	—	—	3,914	43,128
	3	38	3,965	43,694
Shares repurchased	(64,582)	(691,589)	(26,248)	(279,800)
Net decrease	(64,579)	$(691,551)	(22,283)	$(236,106)

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	11,230	$120,819	15,088	$164,734
Shares issued in connection with
reinvestment of distributions	—	—	10,281	113,609
	11,230	120,819	25,369	278,343
Shares repurchased	(164,857)	(1,747,099)	(174,990)	(1,845,067)
Net decrease	(153,627)	$(1,626,280)	(149,621)	$(1,566,724)

			YEAR ENDED 5/31/20 *
Class M			Shares	Amount
Shares sold			454	$5,136
Shares issued in connection with
reinvestment of distributions			—	—
			454	5,136
Shares repurchased			(24,123)	(271,599)
Net decrease			(23,669)	$(266,463)

Dynamic Risk Allocation Fund 73

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	26	290
	—	—	26	290
Shares repurchased	—	—	—	—
Net increase (decrease)	—	$—	26	$290

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	492,251	$5,379,801	939,769	$10,450,425
Shares issued in connection with
reinvestment of distributions	—	—	87,114	967,842
	492,251	5,379,801	1,026,883	11,418,267
Shares repurchased	(687,360)	(7,558,938)	(619,067)	(6,715,400)
Net increase (decrease)	(195,109)	$(2,179,137)	407,816	$4,702,867

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,084,343	$11,856,819	630,488	$6,847,649
Shares issued in connection with
reinvestment of distributions	—	—	142,876	1,595,921
	1,084,343	11,856,819	773,364	8,443,570
Shares repurchased	(746,170)	(8,160,665)	(659,019)	(7,182,351)
Net increase	338,173	$3,696,154	114,345	$1,261,219

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned 924 class R shares of the fund (100.0% of class R shares outstanding), valued at $10,224.

At the close of the reporting period, a shareholder of record owned 24.7% of the outstanding shares of the fund.

On June 30, 2021, these shares were fully redeemed by the shareholder.

74 Dynamic Risk Allocation Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$357,650	$865,730	$1,223,380	$269	$—
Putnam Short Term
Investment Fund**	5,127,490	25,528,894	10,711,833	30,698	19,944,551
Total Short-term
investments	$5,485,140	$26,394,624	$11,935,213	$30,967	$19,944,551

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Dynamic Risk Allocation Fund 75

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$34,000
Purchased currency option contracts (contract amount)	$3,300,000
Written currency option contracts (contract amount)	$3,100,000
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$85,300,000
Centrally cleared interest rate swap contracts (notional)	$18,900,000
OTC total return swap contracts (notional)	$34,600,000
Centrally cleared total return swap contracts (notional)	$11,200,000
OTC credit default contracts (notional)	$1,900,000
Centrally cleared credit default contracts (notional)	$9,700,000
Warrants (number of warrants)	45,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$943,885*	Payables	$162,648
Foreign exchange
contracts	Receivables	807,260	Payables	449,911
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	771,104*	Unrealized depreciation	203,340*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	112,527*	Unrealized depreciation	303,089*
Total		$2,634,776		$1,118,988

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

76 Dynamic Risk Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$325,251	$325,251
Foreign exchange
contracts	—	13,014	—	552,070	—	$565,084
Equity contracts	113,246	(772,406)	(1,262,808)	—	790,439	$(1,131,529)
Interest rate
contracts	—	—	(6,182,022)	—	(1,093,823)	$(7,275,845)
Total	$113,246	$(759,392)	$(7,444,830)	$552,070	$21,867	$(7,517,039)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(129)	$(129)
Foreign exchange
contracts	—	21,999	—	464,244	—	$486,243
Equity contracts	(20,462)	(120,073)	396,473	—	762,672	$1,018,610
Interest rate
contracts	—	—	86,605	—	2,159,751	$2,246,356
Total	$(20,462)	$(98,074)	$483,078	$464,244	$2,922,294	$3,751,080

Dynamic Risk Allocation Fund 77

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$3,458	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,458
OTC Total return
swap contracts*#	109,016	535	—	—	417,132	—	—	48,658	—	166,135	—	—	—	—	—	—	—	—	741,476
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	144,607	42,557	15,948	—	—	22,305	3,723	6,815	—	—	—	—	—	235,955
Centrally cleared credit
default contracts§	—	—	7,081	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,081
Futures contracts§	—	—	—	2,148	—	—	—	—	—	—	821,172	—	—	—	—	—	—	—	823,320
Forward currency contracts#	41,066	4,785	—	—	95,625	—	452	70,465	176,994	171,773	—	—	141,161	15,301	6,517	16,395	54,107	12,619	807,260
Total Assets	$150,082	$5,320	$10,539	$2,148	$512,757	$144,607	$43,009	$135,071	$176,994	$337,908	$843,477	$3,723	$147,976	$15,301	$6,517	$16,395	$54,107	$12,619	$2,618,550
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	15,996	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,996
OTC Total return
swap contracts*#	77,699	—	—	—	—	—	—	—	—	88,245	495	—	—	—	—	—	—	—	166,439
Centrally cleared total return
swap contracts§	—	—	3,435	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,435
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	28,149	9,541	84,730	—	—	29,612	1,403	9,213	—	—	—	—	—	162,648
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	339	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	339
Futures contracts§	—	—	—	1,332	—	—	—	—	—	—	96,166	—	—	—	—	—	—	—	97,498
Forward currency contracts#	25,090	17,645	—	—	29,111	—	11,983	41,397	3,356	44,424	—	—	17,016	48,539	107,798	42,405	30,033	31,114	449,911
Total Liabilities	$102,789	$17,645	$19,770	$1,332	$29,111	$28,149	$21,524	$126,127	$3,356	$132,669	$126,273	$1,403	$26,229	$48,539	$107,798	$42,405	$30,033	$31,114	$896,266
Total Financial and Derivative
Net Assets	$47,293	$(12,325)	$(9,231)	$816	$483,646	$116,458	$21,485	$8,944	$173,638	$205,239	$717,204	$2,320	$121,747	$(33,238)	$(101,281)	$(26,010)	$24,074	$(18,495)	$1,722,284
Total collateral
received (pledged)†##	$—	$—	$—	$—	$451,000	$110,000	$—	$—	$124,218	$170,000	$(10,999)	$—	$110,000	$—	$(81,992)	$—	$—	$—
Net amount	$47,293	$(12,325)	$(9,231)	$816	$32,646	$6,458	$21,485	$8,944	$49,420	$35,239	$728,203	$2,320	$11,747	$(33,238)	$(19,289)	$(26,010)	$24,074	$(18,495)

78 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 79

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$451,000	$110,000	$—	$—	$124,218	$170,000	$—	$—	$110,000	$—	$—	$—	$—	$—	$965,218
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(10,999)	$—	$—	$—	$(81,992)	$—	$—	$—	$(92,991)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,895,912 and $878,977, respectively.

Note 9: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Note 11: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended May 31, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended May 31, 2020 and the issuance of KPMG LLP’s report thereon.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,144,924 as a capital gain dividend with respect to the taxable year ended May 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 14.30% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 38.65%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

80 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 81

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

82 Dynamic Risk Allocation Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Risk Allocation Fund 83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

84 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered	Proxy Voting and Corporate	Stephen J. Tate
Public Accounting Firm	Governance, Assistant Clerk,	Vice President and
PricewaterhouseCoopers LLP	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2021	$70,054	$ —	$16,273	$ —
May 31, 2020	$81,601	$ —	$5,550	$ —

For the fiscal years ended May 31, 2021 and May 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $325,573 and $5,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2021	$ —	$309,300	$ —	$ —
May 31, 2020	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021